POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker or Kimberly J. Smith, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following RLNY registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o ReliaStar Life Insurance Company of New York Separate Account NY-B Initial Registration on Form N-4 for registration of variable contracts ( File Nos. 333-____; 811-7935).

o ReliaStar Life Insurance Company of New York Initial Registration Statement on Form S-1 for registration of fixed account interests ( File No. 333-_______).

Signature                            Title                         Date
---------                            -----                         ----

/s/James R. Gelder
--------------------------       President and Director         April 4, 2002
James R. Gelder                   (principal executive
                                   officer)

/s/Richard M. Conley
--------------------------       Director                       April 3, 2002
Richard M. Conley

/s/Ulric Haynes, Jr.
--------------------------       Director                       April 3, 2002
Ulric Haynes, Jr.

/s/Wayne R. Huneke
--------------------------       Director                       April 3, 2002
Wayne R. Huneke

/s/P. Randall Lowery
--------------------------       Director                       April 4, 2002
P. Randall Lowery

/s/Fioravante G. Perrotta
--------------------------       Director                       April 4, 2002
Fioravante G. Perrotta

/s/Robert C. Salipante
--------------------------       Director                       April 4, 2002
Robert C. Salipante

/s/Mark A. Tullis
--------------------------       Director                       April 3, 2002
Mark A. Tullis

/s/Charles B. Updike
--------------------------       Director                       April 3, 2002
Charles B. Updike

/s/Ross M. Weale
--------------------------       Director                       April 3, 2002
Ross M. Weale